FINANCIAL SUPPLEMENT
September 30, 2011
Monster Worldwide, Inc. (together with its consolidated subsidiaries, the “Company,” “Monster,” “we,” “our” or “us”) provides this supplement to assist investors in evaluating the Company’s financial and operating metrics. We suggest that the notes to this supplement be read in conjunction with the financial tables. The financial information included in this supplement contains certain non-GAAP financial measures. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles (“GAAP”), but are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure. The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement
Presentation
Release of ChinaHR Escrowed Funds
On October 8, 2008, the Company’s Careers — International segment completed the acquisition of the remaining 55.6% ownership interest in China HR.com Holdings Ltd. (together with its subsidiaries, “ChinaHR”) not already owned by the Company. Consideration for the acquisition was approximately $167.0 million in cash, net of cash acquired. A portion of the purchase price was placed into escrow to secure the sellers’ obligation to indemnify the Company for any breaches of the representations and warranties made by the sellers. During the three months ended September 30, 2011, the Company received $17.4 million in cash, net of professional fees reimbursed to the Company, relating to the release of the ChinaHR escrowed funds, which is recorded in the consolidated statements of operations for the three and nine months ended September 30, 2011. The reimbursed professional fees were recorded as a reduction to office and general expenses in the consolidated statements of operations for the three and nine months ended September 30, 2011.
Restructuring Charges
Restructuring charges of $2.0 million primarily related to severance costs associated with the Company no longer engaging in the arbitrage lead generation business.
Acquisition of the HotJobs Assets from Yahoo! Inc.
On August 24, 2010, pursuant to an Asset Purchase Agreement dated as of February 3, 2010 (the “Asset Purchase Agreement”) by and between Monster and Yahoo! Inc. (“Yahoo!”), Monster completed the acquisition of substantially all of the assets exclusive to Yahoo! HotJobs (the “HotJobs Assets”) from Yahoo!. The purchase price for the HotJobs Assets was $225.0 million. We acquired the HotJobs Assets, among other objectives, to expand our business in the North America online recruitment market. The results of operations attributable to the HotJobs Assets have been included in our consolidated financial statements since August 24, 2010.
In the three months ended September 30, 2010, the Company incurred $8.6 million of acquisition-related costs. In the nine months ended September 30, 2011 and September 30, 2010, the Company incurred $4.6 million and $18.2 million, respectively, of acquisition-related costs. These costs primarily relate to professional fees and other integration costs associated with the acquisition, which were expensed as incurred and are included in office and general expenses and salaries and related expenses in the consolidated statement of operations. The Company did not incur any acquisition-related costs subsequent to the first quarter of 2011 and does not expect to incur any acquisition- related costs in future periods.
Deferred Revenue Related to Acquisitions
During the third quarter of 2010, we completed the acquisition of the HotJobs Assets. In accordance with existing purchase accounting rules, we were required to write-down to fair value a portion of the deferred revenue attributable to the HotJobs Assets. Consequently, in post-acquisition periods, we did not recognize the full amount of this deferred revenue. When measuring the performance of our business, however, we add back the revenue resulting from this fair value adjustment as we believe that the inclusion of this revenue provides useful information to our management, as well as to investors. In the three months ended September 30, 2010, the Company recorded a $1.8 million fair value adjustment. In the first quarter of 2011, the final quarter in which this adjustment was recorded, the Company recorded a $2.7 million fair value adjustment.

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Severance Charges
For the three months ended September 30, 2010, the Company incurred $0.5 million of severance costs relating to targeted headcount reductions. In the nine months ended September 30, 2011 and September 30, 2010, the Company incurred $0.4 million and $7.4 million, respectively, of severance costs relating to targeted headcount reductions. These global headcount reductions were introduced to reduce operating expenses and provide funding for investments to further position the Company for sustainable long-term growth in the global online recruitment and advertising industry. The Company did not incur any severance charges relating to targeted headcount reductions in the third quarter of 2011.
Auction Rate Securities
In the nine months ended September 30, 2011 and September 30 2010, the Company received at par value issuer redemptions of auction rate securities, resulting in a $1.1 million and $1.0 million benefit which was recorded in interest and other, net, in the consolidated statement of operations.
In November 2009, the Company entered into a settlement agreement with RBC Capital Markets Corporation (“RBC”) with respect to auction rate securities previously purchased from RBC. Pursuant to the terms of the settlement agreement, RBC immediately repurchased the subject auction rate securities from the Company at a certain discount to their par value. The Company will receive certain additional monies from RBC if, within a certain time period of the date of the execution of the settlement agreement, any of the auction rate securities still held by RBC are redeemed or refinanced by the issuer for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities. As part of the settlement agreement, the Company dismissed a lawsuit it had filed against RBC in connection with, and released claims related to, RBC’s sale of the auction rate securities to the Company. Accordingly, the Company recorded a realized loss of $4.8 million in the fourth quarter of 2009 relating to the settlement with RBC, which was reflected in interest and other, net in the consolidated statement of operations for the fiscal year ended December 31, 2009. In the three months ended September 30, 2010, the Company received $0.3 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which resulted in a $0.3 million benefit recorded in interest and other, net, in the consolidated statement of operations for the three months ended September 30, 2010. In the nine months ended September 30, 2010, the Company received $1.4 million from RBC relating to auction rate securities which were redeemed by the issuer or sold by RBC for sums higher than the amounts RBC paid the Company to repurchase such auction rate securities, which resulted in a $1.4 million benefit recorded in interest and other, net, in the consolidated statement of operations for the nine months ended September 30, 2010.
Facility Charges
In the first quarter of 2011, the Company incurred $3.0 million of charges related to changes in sublet assumptions on previously exited facilities.
Reclassifications
Certain reclassifications of prior year amounts have been made for consistent presentation.
Non-GAAP financial measures
The Company has provided certain non-GAAP financial information as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures reported by other companies. The Company believes that its presentation of non-GAAP measures provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.

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Non-GAAP revenue, operating expenses, operating income (loss), operating margin, net income (loss) and diluted earnings (loss) per share all exclude certain pro forma adjustments including: reversal of legal settlements, net; the receipt of escrowed funds associated with the ChinaHR acquisition; net costs associated with the Company’s historical option grant practices; the strategic restructuring actions initiated in the third quarter of 2007; severance and facility charges primarily related to the product and technology global reorganization and changes in sublet assumptions on previously exited facilities; acquisition and integration-related costs related to the acquisition of the HotJobs Assets; the fair value adjustment to deferred revenue in connection with the acquisition of ChinaHR and the HotJobs Assets; realized and unrealized gains and losses on marketable securities; and restructuring charges primarily related to severance associated with the decision to no longer engage in the arbitrage lead generation business. The Company uses these non-GAAP measures for reviewing the ongoing results of the Company’s core business operations and in certain instances, for measuring performance under certain of the Company’s incentive compensation plans. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is defined as net income or loss before interest income or expense, income tax expense or benefit, net gain or loss in equity interests, depreciation and amortization and non-cash compensation expense. The Company considers EBITDA to be an important indicator of its operational strength which the Company believes is useful to management and investors in evaluating its operating performance. EBITDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Operating income before depreciation and amortization (“OIBDA”) is defined as net income or loss before depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash costs incurred in connection with the Company’s restructuring program. The Company considers OIBDA to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets, amortization of stock-based compensation and non-cash restructuring costs from period to period, which the Company believes is useful to management and investors in evaluating its operating performance. OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.
Bookings represent the dollar value of contractual orders received in the relevant period.
Free cash flow is defined as cash flow from operating activities less capital expenditures. Free cash flow is considered a liquidity measure and provides useful information about the Company’s ability to generate cash after investments in property and equipment. Free cash flow reflected herein is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies. Free cash flow does not reflect the total change in the Company’s cash position for the period and should not be considered a substitute for such a measure.
Net cash and securities are defined as cash and cash equivalents plus short-term and long-term marketable securities, less total debt. Total available liquidity is defined as cash and cash equivalents, plus short-term and long-term marketable securities, plus unused borrowings under our credit facility. The Company considers net cash and securities and total available liquidity to be important measures of liquidity and indicators of its ability to meet its ongoing obligations. The Company also uses net cash and securities and total available liquidity, among other measures, in evaluating its choices for capital deployment. Net cash and securities and total available liquidity are presented herein as non-GAAP measures and may not be comparable to similarly titled measures used by other companies.

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Selected financial ratios
We have included selected financial ratios in this financial supplement in order to assist investors to further evaluate our business. Our definitions and calculations are as follows:
Annualized return on equity
Annualized return on equity measures our effectiveness and ability to generate future profitability on the earnings that we retain. In addition, the ratio is a strong indicator of how well we utilize shareholders’ investments in our business. We calculate annualized return on equity as follows:
Annualized net income / Average stockholders’ equity
Book value per share
Book value per share is a market value indicator that we utilize when analyzing our stockholders’ equity. We calculate book value per share as follows:
Stockholders’ equity / Total shares outstanding
Cash and marketable securities per share
We calculate cash and marketable securities per share as follows:
(Cash and cash equivalents + Current marketable securities + Non-current marketable securities) / Total shares outstanding

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Monster Worldwide, Inc.
Statements of Operations
(unaudited, in thousands, except per share amounts)
Trended Data

Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011

Monster Careers	$772,596	$182,582	$183,808	$193,912	$222,689	$782,991	$228,292	$236,017	$237,251
Internet Advertising & Fees	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797

Revenue	905,142	215,305	214,917	228,842	255,069	914,133	261,382	269,696	259,048

Salary and related	423,828	118,183	104,089	105,764	115,564	443,600	122,481	119,956	120,314
Office and general	162,755	45,544	41,214	46,790	42,153	175,701	48,169	42,918	38,639
Marketing and promotion	209,661	59,581	46,925	51,661	64,399	222,566	57,698	58,524	46,527
Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—
Release of ChinaHR escrowed funds	—	—	—	—	—	—	—	—	(17,400)
Restructuring and other special charges	16,105	—	—	—	—	—	—	—	2,004
Depreciation expense	59,117	14,521	13,782	13,975	14,204	56,482	14,373	15,052	14,998
Amortization of restricted stock and RSU Plan	39,306	10,124	10,744	13,398	12,380	46,646	13,028	12,161	8,899
Non-cash stock option expense	615	143	133	135	134	545	152	96	95
Amortization of intangibles	9,416	2,083	1,910	2,507	4,114	10,614	4,028	4,001	3,846

Operating expenses	913,953	250,179	218,797	234,230	252,948	956,154	259,929	252,708	217,922

Operating (loss) income	(8,811)	(34,874)	(3,880)	(5,388)	2,121	(42,021)	1,453	16,988	41,126
Interest and other, net	(5,828)	(653)	901	(1,286)	(835)	(1,873)	(441)	(511)	(1,478)

(Loss) income before income taxes and equity interests	(14,639)	(35,527)	(2,979)	(6,674)	1,286	(43,894)	1,012	16,477	39,648

(Benefit from) provison for income taxes	(37,883)	(12,179)	(829)	(1,823)	426	(14,405)	356	5,441	7,453
Loss in equity interests, net	(4,317)	(831)	(807)	(873)	(359)	(2,870)	(578)	(50)	(368)

Net income (loss)	$18,927	$(24,179)	$(2,957)	$(5,724)	$501	$(32,359)	$78	$10,986	$31,827

Basic income (loss) per share:	$0.16	$(0.20)	$(0.02)	$(0.05)	$—	$(0.27)	$—	$0.09	$0.26

Diluted income (loss) per share:	$0.16	$(0.20)	$(0.02)	$(0.05)	$—	$(0.27)	$—	$0.09	$0.26

Weighted avg. shares outstanding:
Basic shares	119,359	120,032	120,701	120,796	120,892	120,608	121,425	122,200	122,991
Diluted shares	121,170	120,032	120,701	120,796	124,525	120,608	124,636	124,386	123,972

Global employees (ones)	5,687	5,518	5,546	5,792	5,847	5,847	5,909	6,042	6,003
Annualized revenue per average employee	$152.4	$153.7	$155.4	$161.5	$175.3	$161.1	$177.9	$180.5	$172.1

Net Bookings	806,907	219,054	208,202	235,025 (1)	330,157	992,438	272,472	262,338	264,422
(1) - Excluding the effect of the arbitrage lead generation business, bookings for the three months ended September 30, 2010 was $221,139.

Monster Worldwide, Inc.
Statements of Operations
(unaudited)
Trended Data

Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011

Monster Careers	85.4%	84.8%	85.5%	84.7%	87.3%	85.7%	87.3%	87.5%	91.6%
Internet Advertising & Fees	14.6%	15.2%	14.5%	15.3%	12.7%	14.3%	12.7%	12.5%	8.4%

Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Salary and related	46.8%	54.9%	48.4%	46.2%	45.3%	48.5%	46.9%	44.5%	46.4%
Office and general	18.0%	21.2%	19.2%	20.4%	16.5%	19.2%	18.4%	15.9%	14.9%
Marketing and promotion	23.2%	27.7%	21.8%	22.6%	25.2%	24.3%	22.1%	21.7%	18.0%
Reversal of legal settlements, net	-0.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Release of ChinaHR escrowed funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-6.7%
Restructuring and other special charges	1.8%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.8%
Depreciation expense	6.5%	6.7%	6.4%	6.1%	5.6%	6.2%	5.5%	5.6%	5.8%
Amortization of restricted stock and RSU Plan	4.3%	4.7%	5.0%	5.9%	4.9%	5.1%	5.0%	4.5%	3.4%
Non-cash stock option expense	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%
Amortization of intangibles	1.0%	1.0%	0.9%	1.1%	1.6%	1.2%	1.5%	1.5%	1.5%

Operating expenses	101.0%	116.2%	101.8%	102.4%	99.2%	104.6%	99.4%	93.7%	84.1%

Operating (loss) income	-1.0%	-16.2%	-1.8%	-2.4%	0.8%	-4.6%	0.6%	6.3%	15.9%
Interest and other, net	-0.6%	-0.3%	0.4%	-0.6%	-0.3%	-0.2%	-0.2%	-0.2%	-0.6%

(Loss) income from operations	-1.6%	-16.5%	-1.4%	-2.9%	0.5%	-4.8%	0.4%	6.1%	15.3%

(Benefit from) provision for income taxes	-4.2%	-5.7%	-0.4%	-0.8%	0.2%	-1.6%	0.1%	2.0%	2.9%
Losses in equity interests, net	-0.5%	-0.4%	-0.4%	-0.4%	-0.1%	-0.3%	-0.2%	0.0%	-0.1%

Net income (loss)	2.1%	-11.2%	-1.4%	-2.5%	0.2%	-3.5%	0.0%	4.1%	12.3%

Monster Worldwide, Inc.
Segment Information and Margin Analysis — GAAP and Non-GAAP
(unaudited, in thousands)
Trended Data

	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011

Segment revenue: GAAP
Careers — North America	$407,118	$96,957	$96,948	$107,229	$121,059	$422,193	$121,032	$122,565	$123,160
Careers — International	365,478	85,625	86,860	86,683	101,630	360,798	107,260	113,452	114,091

Careers revenue — GAAP	772,596	182,582	183,808	193,912	222,689	782,991	228,292	236,017	237,251

Internet Advertising & Fees revenue — GAAP	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797

Total Monster consolidated revenue — GAAP	$905,142	$215,305	$214,917	$228,842	$255,069	$914,133	$261,382	$269,696	$259,048

Segment revenue(1): Non-GAAP
Careers — North America	$407,118	$96,957	$96,948	$109,017	$124,324	$427,246	$123,690	$122,565	$123,160
Careers — International	367,749	85,625	86,860	86,683	101,630	360,798	107,260	113,452	114,091

Careers revenue — Non-GAAP	774,867	182,582	183,808	195,700	225,954	788,044	230,950	236,017	237,251

Internet Advertising & Fees — Non-GAAP	132,546	32,723	31,109	34,930	32,380	131,142	33,090	33,679	21,797

Total Monster consolidated revenue — Non-GAAP	$907,413	$215,305	$214,917	$230,630	$258,334	$919,186	$264,040	$269,696	$259,048

Segment operating income (loss): GAAP
Careers — North America	$19,670	$(3,772)	$17,454	$18,773	$15,328	$47,783	$16,989	$16,002	$21,434
Careers — International	(6,283)	(13,412)	(4,536)	(5,882)	258	(23,572)	5,422	10,257	10,400

Careers operating income (loss) — GAAP	13,387	(17,184)	12,918	12,891	15,586	24,211	22,411	26,259	31,834

Internet Advertising & Fees operating income — GAAP	18,114	1,236	546	1,880	562	4,224	1,503	1,862	395

Corporate operating (expense) income — GAAP	(40,312)	(18,926)	(17,344)	(20,159)	(14,027)	(70,456)	(22,461)	(11,133)	8,897

Total Monster consolidated operating (loss) income — GAAP	$(8,811)	$(34,874)	$(3,880)	$(5,388)	$2,121	$(42,021)	$1,453	$16,988	$41,126

Segment operating income (loss)(1): Non-GAAP
Careers — North America	$29,250	$(491)	$17,500	$20,744	$18,701	$56,454	$19,874	$16,002	$21,434
Careers — International	10,475	(11,269)	(3,989)	(5,576)	288	(20,546)	5,704	10,257	10,723

Careers operating income (loss) — Non-GAAP	39,725	(11,760)	13,511	15,168	18,989	35,908	25,578	26,259	32,157

Internet Advertising & Fees operating income — Non-GAAP	20,598	2,145	561	1,937	559	5,202	1,524	1,862	2,076

Corporate operating (expense) income — Non-GAAP	(48,524)	(14,528)	(12,223)	(11,554)	(7,612)	(45,917)	(14,984)	(11,133)	(8,503)

Total Monster consolidated operating income (loss) — Non-GAAP	$11,799	$(24,143)	$1,849	$5,551	$11,936	$(4,807)	$12,118	$16,988	$25,730

(1) - See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.
Statements of Operations — Reconciliation of Non-GAAP Measures
(unaudited, in thousands, except per share amounts)
Trended Data

Summary P&L Information	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011

Non-GAAP revenue (1)	$907,413	$215,305	$214,917	$230,630	$258,334	$919,186	$264,040	$269,696	$259,048

Deferred revenue related to acquisitions	2,271	—	—	1,788	3,265	5,053	2,658	—	—

Revenue — GAAP	$905,142	$215,305	$214,917	$228,842	$255,069	$914,133	$261,382	$269,696	$259,048

OIBDA — GAAP (1)	$104,364	$(8,003)	$22,689	$24,627	$32,953	$72,266	$33,034	$48,298	$68,964

Depreciation expense	59,117	14,521	13,782	13,975	14,204	56,482	14,373	15,052	14,998
Amortization of restricted stock and RSU Plan	39,306	10,124	10,744	13,398	12,380	46,646	13,028	12,161	8,899
Non-cash stock option expense	615	143	133	135	134	545	152	96	95
Restructuring non-cash write-offs	4,721	—	—	—	—	—	—	—	—
Amortization of intangibles	9,416	2,083	1,910	2,507	4,114	10,614	4,028	4,001	3,846

Operating (loss) income — GAAP	$(8,811)	$(34,874)	$(3,880)	$(5,388)	$2,121	$(42,021)	$1,453	$16,988	$41,126

Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—
Release of ChinaHR escrowed funds	—	—	—	—	—	—	—	—	(17,400)
Stock option investigation	(3,246)	—	—	—	—	—	—	—	—
Non-GAAP severance	8,773	6,360	494	546	456	7,856	362	—	—
Non-GAAP facilities	3,557	—	—	—	—	—	2,998	—	—
Non-GAAP Integration fees	—	4,371	5,235	8,605	4,668	22,879	3,831	—	—
Non-GAAP Integration fees — salary	—	—	—	—	1,426	1,426	816	—	—
Deferred revenue related to acquisitions	2,271	—	—	1,788	3,265	5,053	2,658	—	—
Restructuring program non-cash write-offs	4,721	—	—	—	—	—	—	—	—
Restructuring expenses, less non-cash items	11,384	—	—	—	—	—	—	—	2,004

Total Non-GAAP Adjustments	20,610	10,731	5,729	10,939	9,815	37,214	10,665	—	(15,396)

Operating income (loss) — Non-GAAP(1)	$11,799	$(24,143)	$1,849	$5,551	$11,936	$(4,807)	$12,118	$16,988	$25,730

(1) - See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.
Statements of Cash Flows
(unaudited, in thousands, except per share amounts)
Trended Data

	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010	Q1 2011	Q2 2011	Q3 2011
Cash flows provided by (used for) operating activities:
Net income (loss)	$18,927	$(24,179)	$(2,957)	$(5,724)	$501	$(32,359)	$78	$10,986	$31,827

Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	68,533	16,604	15,692	16,482	18,318	67,096	18,401	19,053	18,844
Reversal of legal settlements, net	(6,850)	—	—	—	—	—	—	—	—
Provision for doubtful accounts	10,154	1,149	398	489	911	2,947	370	1,067	1,015
Non-cash compensation	39,921	10,267	10,877	13,533	12,514	47,191	13,180	12,257	8,994
Deferred income taxes	1,189	(14,713)	(2,872)	(8,509)	(1,796)	(27,890)	(3,984)	(6,563)	3,985
Non-cash restructuring write-offs, accelerated amortization, and other	4,779	—	144	19	92	255	—	—	—
Loss in equity interests, net	4,317	831	807	873	359	2,870	578	50	368
Losses (gains) on auction rate securities	4,181	(200)	(1,904)	(311)	—	(2,415)	(1,120)	(612)	—
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	80,462	17,631	16,930	(21,282)	(66,834)	(53,555)	12,416	16,630	18,650
Prepaid and other	(2,669)	1,589	(2,201)	720	(16,598)	(16,490)	(6,718)	2,015	2,342
Deferred revenue	(111,634)	4,668	(19,725)	12,471	65,074	62,488	14,926	(17,955)	(21,902)
Accounts payable, accrued expenses and other liabilities	(66,585)	22,569	(8,491)	9,849	19,007	42,934	1,293	(8,859)	(16,597)

Total adjustments	25,798	60,395	9,655	24,334	31,047	125,431	49,342	17,083	15,699

Net cash provided by operating activities	44,725	36,216	6,698	18,610	31,548	93,072	49,420	28,069	47,526

Cash flows provided by (used for) investing activities:
Capital expenditures	(48,677)	(8,536)	(11,939)	(16,181)	(20,470)	(57,126)	(16,457)	(16,331)	(12,645)
Purchase of marketable securities	(8,585)	—	—	—	—	—	—	—	—
Sale and maturities of marketable securities and other	70,977	3,414	11,120	8,461	4,094	27,089	1,120	612	—
Payments for acquisitions and intangible assets, net of cash acquired	(300)	—	—	(225,000)	(795)	(225,795)	—	—	—
Dividends received from unconsolidated investee	763	220	—	—	—	220	443	—	—
Cash funded to equity investee	(6,299)	(1,345)	(1,555)	(1,524)	(1,224)	(5,648)	(1,007)	(808)	(744)

Net cash provided by (used for) investing activities	7,879	(6,247)	(2,374)	(234,244)	(18,395)	(261,260)	(15,901)	(16,527)	(13,389)

Cash flows (used for) provided by financing activities:
Proceeds from borrowings on credit facilities short-term	199,203	—	—	90,000	—	90,000	—	2,126	105,599
Payments on borrowings on term loan and credit facilities	(256,196)	—	—	(5,000)	(10,500)	(15,500)	(4,500)	—	(5,000)
Tax withholdings related to net share settlements of restricted stock awards and units	(4,571)	(6,359)	(2,856)	(589)	(4,423)	(14,227)	(7,096)	(6,776)	(3,004)
Net borrowings (payments) under capital lease obligations and other debt	50,000	—	—	—	—	—	—	—	—
Proceeds from the exercise of employee stock options	67	27	39	—	234	300	23	—	—
Excess tax benefits from equity compensation plans	79	—	—	—	—	—	—	—	—

Net cash (used for) provided by financing activities	(11,418)	(6,332)	(2,817)	84,411	(14,689)	60,573	(11,573)	(4,650)	97,595

Effects of exchange rates on cash	12,001	(7,932)	(3,930)	9,207	(2,008)	(4,663)	5,887	1,140	(8,965)

Net increase (decrease) in cash and cash equivalents	53,187	15,705	(2,423)	(122,016)	(3,544)	(112,278)	27,833	8,032	122,767
Cash and cash equivalents, beginning of period	222,260	275,447	291,152	288,729	166,713	275,447	163,169	191,002	199,034

Cash and cash equivalents, end of period	$275,447	$291,152	$288,729	$166,713	$163,169	$163,169	$191,002	$199,034	$321,801

Non — GAAP Free cash flow (1):
Net cash provided by operating activities	$44,725	$36,216	$6,698	$18,610	$31,548	$93,072	$49,420	$28,069	$47,526
Less: Capital expenditures	(48,677)	(8,536)	(11,939)	(16,181)	(20,470)	(57,126)	(16,457)	(16,331)	(12,645)

Free cash flow	$(3,952)	$27,680	$(5,241)	$2,429	$11,078	$35,946	$32,963	$11,738	$34,881

(1) - See notes to financial supplement for further explanation of Non-GAAP measures.

Monster Worldwide, Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands, except selected financial ratios)
Trended Data

	December 2009	March 2010	June 2010	September 2010	December 2010	March 2011	June 2011	September 2011
ASSETS
Current assets:
Cash and cash equivalents	$275,447	$291,152	$288,729	$166,713	$163,169	$191,002	$199,034	$321,801
Marketable securities, current	9,259	8,150	8,300	—	—	—	—	—
Accounts Receivable, net	287,698	263,589	242,199	282,274	346,751	340,307	323,726	298,778
Prepaid and other	73,089	70,229	68,487	66,301	75,451	84,600	84,744	83,506

Total current assets	645,493	633,120	607,715	515,288	585,371	615,909	607,504	704,085

Marketable securities, non-current	15,410	13,110	4,094	4,094	—	—	—	—
Property and equipment, net	143,727	136,487	136,821	143,973	150,147	154,900	158,178	155,642
Goodwill	925,758	917,187	892,008	1,123,834	1,122,951	1,151,182	1,157,724	1,137,074
Intangibles, net	43,863	41,173	39,029	70,067	66,184	62,474	58,788	54,759
Investment in unconsolidated affiliates	546	330	640	745	1,359	919	1,545	1,643
Other assets	52,393	50,884	52,411	52,108	51,990	51,061	47,816	42,107

Total assets	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445	$2,031,555	$2,095,310

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable, accrued expenses and other	$196,248	$217,671	$203,227	$213,562	$225,876	$232,701	$220,694	$202,251
Deferred revenue	305,898	304,993	279,809	312,952	376,448	399,105	382,835	354,029
Borrowings on credit facility short-term	—	—	—	90,000	79,500	75,000	77,129	182,771
Current portion of long-term debt	5,010	5,003	5,000	5,000	5,000	5,000	5,000	5,000

Total current liabilities	507,156	527,667	488,036	621,514	686,824	711,806	685,658	744,051

Long-term income taxes payable	87,343	89,101	90,813	95,464	95,390	96,922	96,443	98,164
Long-term debt, less current portion	45,000	45,000	45,000	40,000	40,000	40,000	40,000	35,000
Other liabilities	54,527	38,288	38,325	27,398	27,138	20,603	17,970	20,534

Total liabilities	694,026	700,056	662,174	784,376	849,352	869,331	840,071	897,749

Common stock and class B common stock	134	135	135	136	136	137	138	138
Additional paid-in capital	1,395,970	1,394,915	1,404,043	1,416,547	1,424,815	1,427,804	1,434,095	1,440,027
Accumulated other comprehensive income	64,167	48,470	20,608	69,016	63,165	98,561	105,653	73,971
Accumulated deficit	(327,107)	(351,285)	(354,242)	(359,966)	(359,466)	(359,388)	(348,402)	(316,575)

Total stockholders’ equity	1,133,164	1,092,235	1,070,544	1,125,733	1,128,650	1,167,114	1,191,484	1,197,561

Total liabilities and stockholders’ equity	$1,827,190	$1,792,291	$1,732,718	$1,910,109	$1,978,002	$2,036,445	$2,031,555	$2,095,310

Selected Financial Ratios(1)
- Annualized return on equity	-0.7%	-8.7%	-1.1%	-2.1%	0.2%	0.0%	3.7%	10.7%
- Book value per share	$9.47	$9.05	$8.87	$9.32	$9.32	$9.56	$9.70	$9.73
- Cash and marketable securities per share	$2.51	$2.59	$2.49	$1.41	$1.35	$1.57	$1.62	$2.61
- Net cash and securities	$250,106	$262,409	$251,123	$35,807	$38,669	$71,002	$76,905	$99,030
(1) - See notes to financial supplement for definitions and calculations of selected financial ratios.